Washington, DC 20549

                                 FORM 8-K / A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 14, 1996

                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                              INTERCELL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Colorado                 0-14306            84-0928627
          ------------------------------------------------------------
          (State or other        (Commission File     (IRS Employer
          jurisdiction                Number)         Identification
          of incorporation)                               Number)


                       7201 East Camelback Road, Suite 250
                            Scottsdale, Arizona 85251
            --------------------------------------------------------
              (Address of principal executive offices ) (Zip Code)


                                 (602) 952-1528
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                         4455 East Camelback Road, E-160
                             Phoenix, Arizona 85018
             -------------------------------------------------------
                         (Former name or former address)

ITEM 2.

On October 14, 1996, Intercell Corporation ("Registrant") by virtue of a merger of A.C. Magnetics, d/b/a M.C. Davis & Company, an Arizona corporation, into Cellular Magnetics, Inc., an Arizona corporation (the "Subsidiary"), a wholly owned subsidiary of the Registrant acquired substantially all of the properties, assets and business operations of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company.

In connection with the Merger, the Registrant paid the shareholders of A.C. Magnetics, d/b/a M.C. Davis & Company, the sum of Eight Hundred Thousand Dollars ($800,000.00) cash. In addition, the Registrant issued Two Hundred and Seventy-Seven Thousand, Seven Hundred and Seventy-Eight (277,778) of its common, restricted, no par value shares, valued at approximately $3.60 per share to the shareholders of A.C. Magnetics, Inc., d/b/a M.C.
Davis & Company.

The Registrant timely filed a Current Report of Form 8-K, dated October 14, 1996, reporting in Item 2, the acquisition by Registrant of A.C. Magnetics, Inc., d/b/a M.C. Davis & Company, with the Securities and Exchange Commission.

The Registrant further reported in Item 7 of such Report, that it would file financial statements of the acquired corporation within the time period and as specified by the rules relating to filing reports on a Current Report on Form 8-K, by amendment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

A.  Financial Statements
                                                                       Page
    1.  A.C. Magnetics, Inc., d/b/a M.C. Davis & Company                 4

        (a)  Independent Auditors' Report                                5

        (b)  Consolidated Balance Sheets  -
             December 31, 1995 and September 30, 1996                    6

        (c)  Consolidated Statement of Operations -
             For the Two Years Ended December 31, 1995 and
             the Nine Months Ended September 30, 1996                    7

        (d)  Consolidated Statements of Stockholder's Equity -
             For the Two Years Ended December 31, 1995 and
             the Nine Months Ended September 30, 1996                    8

        (e)  Consolidated Statements of Cash Flows -
             For the Two Years Ended December 31, 1995 and
             the Nine Months Ended September 30, 1996                    9

        (f)  Notes to Consolidated Financial Statements                  10-13

    2.  Pro Forma Combined Statement of Operations(Unaudited)
        For the Year Ended September 30, 1996, with an
        accompaning Note to unaudited Pro Forma Combined
        Statement of Operations thereon.                                 14-16


B.  Exhibits

         Exhibit 2.1 Plan and Agreement of Merger, dated October 14, 1996 by and between A.C. Magnetics, Inc., d/b/a M.C. Davis & Company, Cellular Magnetics, Inc. and Intercell Corporation. (Previously Filed.)

         Exhibit 2.2   Opinion of KPMG Peat Marwick, dated November 21, 1996.

                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                        Consolidated Financial Statements

                    December 31, 1995 and September 30, 1996

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
AC Magnetics, Inc.:


We have audited the accompanying consolidated balance sheets of AC Magnetics, Inc. and subsidiary as of December 31, 1995 and September 30, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1994 and 1995 and the nine-month period ended September 30, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AC Magnetics, Inc. and subsidiary as of December 31, 1995 and September 30, 1996 and the results of their operations and their cash flows for the years ended December 31, 1994 and 1995 and the nine-month period ended September 30, 1996 in conformity with generally accepted accounting principles.




                                   /S/ KPMG PEAT MARWICK LLP



Phoenix, Arizona
November 21, 1996


                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                           Consolidated Balance Sheets

                    December 31, 1995 and September 30, 1996




                                                                             December 31,         September 30,
                                Assets                                           1995                 1996
                                ------
                                                                           ------------------   ------------------

Current assets:
    Cash and cash equivalents                                           $          66,309              111,821
    Accounts receivable, net of allowance of $0 at December 31, 1995
      and $2,938 at September 30, 1996                                            125,799              155,922
    Inventories                                                                   224,062              265,390
    Prepaid expenses                                                                7,127               10,591
                                                                           ------------------   ------------------
              Total current assets                                                423,297              543,724
                                                                           ------------------   ------------------

Property, plant and equipment, net                                                311,792              297,821
                                                                           ------------------   ------------------

                                                                        $         735,089              841,545
                                                                           ==================   ==================

                 Liabilities and Stockholders' Equity
                 ------------------------------------

Current liabilities:
    Current portion of long-term debt                                   $          67,133              105,000
    Note payable to related party                                                  80,000               80,000
    Accounts payable                                                               34,195               98,268
    Accrued wages                                                                  20,336                9,432
    Other accrued liabilities                                                       7,032                  335
                                                                           ------------------   ------------------
              Total current liabilities                                           208,696              293,035

Long-term debt, less current portion                                               47,000               56,964
                                                                           ------------------   ------------------
              Total liabilities                                                   255,696              349,999
                                                                           ------------------   ------------------

Subsequent event (note 9)

Stockholders' equity:
    Common stock, no par value per share.  Authorized 1,000,000
      shares; one vote per share; 1,000 shares issued and outstanding             200,000              200,000
    Retained earnings                                                             279,393              291,546
                                                                           ------------------   ------------------
              Total stockholders' equity                                          479,393              491,546
                                                                           ------------------   ------------------

                                                                        $         735,089              841,545
                                                                           ==================   ==================


See accompanying notes to consolidated financial statements.




                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                      Consolidated Statements of Operations

                   Years ended December 31, 1994 and 1995 and nine-month period ended September 30, 1996




                                                        December 31,         December 31,         September 30,
                                                            1994                 1995                 1996
                                                      ------------------   ------------------   ------------------

Revenue                                            $       1,513,844            1,702,951            1,338,401

Cost of goods sold                                         1,293,014            1,248,653              924,969
                                                      ------------------   ------------------   ------------------
           Gross margin                                      220,830              454,298              413,432

Operating expenses:
    Selling, general and administrative                      226,146              244,848              286,659
                                                      ------------------   ------------------   ------------------
           Total operating expenses                          226,146              244,848              286,659
                                                      ------------------   ------------------   ------------------

           Operating income (loss)                            (5,316)             209,450              126,773

Other income (expense):
    Interest income                                               --                  609                1,176
    Interest expense                                         (28,717)             (23,767)              (9,880)
    Other, net                                               (11,233)              (8,896)                (363)
                                                      ------------------   ------------------   ------------------
            Total other expense                              (39,950)             (32,054)              (9,067)
                                                      ------------------   ------------------   ------------------

           Net income (loss)                       $         (45,266)             177,396              117,706
                                                      ==================   ==================   ==================


See accompanying notes to consolidated financial statements.




                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                 Consolidated Statements of Stockholders' Equity

                   Years ended December 31, 1994 and 1995 and nine-month period ended September 30, 1996





                                              Common Stock                                            Total
                                 ---------------------------------------       Retained           Stockholders'
                                      Shares               Amount              Earnings              Equity
                                 ------------------   ------------------   ------------------   ------------------

Balance at January 1, 1994
                                          1,000    $         200,000              147,263              347,263

Net loss                                     --                   --              (45,266)             (45,266)
                                 ------------------   ------------------   ------------------   ------------------

Balance at December 31, 1994
                                          1,000              200,000              101,997              301,997

Net income                                   --                   --              177,396              177,396
                                 ------------------   ------------------   ------------------   ------------------

Balance at December 31, 1995
                                          1,000              200,000              279,393              479,393

Net income                                   --                   --              117,706              117,706

Dividends paid ($106 per
    share)                                   --                   --             (105,553)            (105,553)
                                 ------------------   ------------------   ------------------   ------------------

Balance at September 30, 1996
                                          1,000    $         200,000              291,546              491,546
                                 ==================   ==================   ==================   ==================


See accompanying notes to consolidated financial statements.




                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                      Consolidated Statements of Cash Flows

                   Years ended December 31, 1994 and 1995 and nine-month period ended September 30, 1996




                                                        December 31,         December 31,         September 30,
                                                            1994                 1995                 1996
                                                      ------------------   ------------------   ------------------

Cash flows from operating activities:
    Net income (loss)                              $         (45,266)             177,396              117,706
    Adjustments to reconcile net income (loss) to
      net cash provided by operating activities:
      Depreciation                                            48,647               51,221               41,588
      (Gain) loss on sale of property, plant and
        equipment                                              7,454               (1,945)             (11,660)
      Changes in operating assets and liabilities:
        Decrease(increase) in accounts receivable             58,045               13,202              (30,123)
        Decrease(increase) in inventories                       (304)              23,461              (41,328)
        Decrease(increase) in prepaid expenses
          and other assets                                   (39,029)              66,624               (3,464)
        Increase (decrease) in accounts payable              (25,849)             (68,610)              64,073
        Increase (decrease) in accrued liabilities            (3,378)               2,938              (17,601)
                                                      ------------------   ------------------   ------------------
          Net cash provided by operating
            activities                                           320              264,287              119,191
                                                      ------------------   ------------------   ------------------

Cash flows from investing activities:
    Purchase of property, plant and equipment                (78,182)             (30,860)             (36,529)
    Proceeds from sale of property, plant and
      equipment                                                7,000                4,000               20,572
                                                      ------------------   ------------------   ------------------
        Net cash used in investing activities                (71,182)             (26,860)             (15,957)
                                                      ------------------   ------------------   ------------------

Cash flows from financing activities:
    Repayment of long-term debt                               (1,417)            (161,167)             (67,133)
    Repayment of related party notes payable                      --              (10,000)                  --
    Borrowing from financial institutions                     67,000                   --              114,964
    Payment of dividends                                          --                   --             (105,553)
                                                      ------------------   ------------------   ------------------
        Net cash provided by (used in) financing
          activities                                          65,583             (171,167)             (57,722)
                                                      ------------------   ------------------   ------------------

        Net increase (decrease) in cash and cash
          equivalents                                         (5,279)              66,260               45,512

Cash and cash equivalents, beginning of period                 5,328                   49               66,309
                                                      ------------------   ------------------   ------------------

Cash and cash equivalents, end of period           $              49               66,309              111,821
                                                      ==================   ==================   ==================

Supplemental disclosure of cash flow
  information: Cash paid for:
      Interest                                     $          21,172               27,958               13,234
                                                      ==================   ==================   ==================


See accompanying notes to consolidated financial statements.

                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

                   Notes to Consolidated Financial Statements





(1)   ORGANIZATION

      AC Magnetics, Inc. dba M.C. Davis Company (the Company) manufactures and markets miniature and sub-miniature custom passive electronics for use by original equipment manufacturers.



(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF CONSOLIDATION

      The consolidated financial statements include the accounts of AC Magnetics, Inc. dba M.C. Davis Company and its wholly-owned subsidiary M.C. Davis Internacional S.P. de C.B. All significant intercompany balances and transactions have been eliminated in consolidation.

      CASH AND CASH EQUIVALENTS

      All highly liquid securities with original maturities of three months or less at the date of purchase are considered to be cash equivalents.

      CONCENTRATIONS OF CREDIT RISK

      The Company sells products to customers, primarily electronic equipment manufacturers, and extends credit based on an evaluation of the customer's financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

      INVENTORIES

      Inventories are stated at the lower of cost (first-in, first-out method) or market.

      PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment are stated at cost and are depreciated using an accelerated method over the estimated useful lives of the assets. Buildings are depreciated over thirty-one years; equipment, fixtures and vehicles are depreciated over five to seven years.

      REVENUE RECOGNITION

      The Company recognizes revenue from sales when a product is shipped.

      INCOME TAXES

      The stockholders have elected that the Company be taxed as a Subchapter "S" Corporation (S Corporation) for federal and State of Arizona income tax purposes. All tax attributes of the Company are passed through to the stockholders and related income taxes are to be paid by the stockholders. Therefore, no provision or liability for federal or State of Arizona corporate income taxes is reflected in the accompanying financial statements.

                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

              Notes to Consolidated Financial Statements, Continued




       FOREIGN CURRENCY TRANSLATION

       The functional currency for the Company's foreign operations is their local currency. Assets and liabilities of foreign operations are denominated in U.S. dollars, and revenue and expenses are translated into U.S. dollars using average exchange rates for the year. Transaction gains and losses are included in operations and were not significant for the years ended December 31, 1994 and 1995 and for the nine-month period ended September 30, 1996.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 (3)   INVENTORIES

       Inventories are summarized as follows:

                                           December 31,      September 30,
                                               1995              1996
                                         ---------------    --------------

       Raw materials                     $    169,363           186,273
       Work in process                         36,257            38,000
       Finished goods                          43,442            71,117
       Less: reserve for obsolescence         (25,000)          (30,000)
                                          --------------    --------------

                                         $    224,062           265,390
                                          ==============    ==============


 (4)   PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment is summarized as follows:

                                             December 31,     September 30,
                                                 1995             1996
                                           --------------    --------------

       Land                              $       5,000             5,000
       Buildings                               222,000           222,000
       Machinery and equipment                 374,899           370,984
       Office furniture and fixtures            14,512            19,132
       Vehicles                                 17,550            22,718
                                           --------------    --------------

                Total                          633,961           639,834

       Less accumulated depreciation          (322,169)         (342,013)
                                           --------------    --------------

                                         $     311,792           297,821
                                          ===============    ==============

                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

              Notes to Consolidated Financial Statements, Continued





 (5)   LONG-TERM DEBT

       Long-term debt is summarized as follows:

                                                  December 31,  September 30,
                                                      1995         1996
                                                  ------------  -------------

       Notepayable, bank, interest at prime
           plus 2%; due April 4, 1997;
           collateralized by various assets;
           repaid October 1996
                                                   $      --        100,000
       Notepayable, bank, interest at 9.75%;
           due in 36 monthly payments of
           $481; collateralized by a vehicle;
           repaid October 1996                            --         14,964
       Note payable, bank, interest at prime
           plus 2%; due August 14, 1996;
           24 monthly payments of $9,615;
           collateralized by real
           property deed of trust                     40,769             --
       Note payable, no interest; due
           June 1998; collateralized by
           building                                   67,000         47,000
       Other                                           6,364             --
                                                    --------       --------
                                                     114,133        161,964
       Less current portion                           67,133        105,000
                                                    --------       --------

       Long-term debt, net of current portion      $  47,000         56,964
                                                    ========       ========


       The future maturities of long-term debt after September 30, 1996 are as follows:

               Years ending September 30:
                          1997                      $ 105,000
                          1998                         56,964
                                                    ---------

                          Total                     $ 161,964
                                                    =========



(6)    RELATED PARTY TRANSACTIONS

       On November 1, 1993, the Chairman of the Board of Directors of the Company loaned $90,000 to the Company. The loan bears interest at 10% with interest and principal payable upon demand. The loan is unsecured. At December 31, 1994 and 1995 and September 30, 1996, the loan principal balances were $90,000, $80,000 and $80,000, respectively. Interest is paid upon demand and unpaid accrued interest is included in other accrued liabilities. The loan and interest was paid in October 1996.

                               AC MAGNETICS, INC.
                            dba M.C. DAVIS CO., INC.

              Notes to Consolidated Financial Statements, Continued





(7)    MAJOR CUSTOMERS

       One customer accounted for 33%, 25% and 23% of revenue for the fiscal periods ended December 31, 1994, December 31, 1995 and September 30, 1996, respectively. Another customer accounted for 18%, 11% and 18% of revenue for the fiscal periods ended December 31, 1994, December 31, 1995 and September 30, 1996, respectively. A third and fourth customer accounted for 14% and 13%, respectively, of revenue for the fiscal year ended December 31, 1995.


(8)    FAIR VALUE OF FINANCIAL INSTRUMENTS

       Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments," requires that the Company disclose estimated fair values for its financial instruments. The following summary presents a description of the methodologies and assumptions used to determine such amounts.

       LIMITATIONS

       Fair value estimates are made at a specific point in time and are based on relevant market information and information about the financial instrument; they are subjective in nature and involve uncertainties, matters of judgment and, therefore, cannot be determined with precision. These estimates do not reflect any premium or discount that could result from offering for sale, at one time, the Company's entire holdings of a particular instrument. Changes in assumptions could significantly affect these estimates.

       Since the fair value is estimated as of September 30, 1996, the amounts that will actually be realized or paid at settlement or maturity of the instruments could be significantly different.

       ACCOUNTS RECEIVABLE, ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

       The carrying amount is assumed to be the fair value because of the short-term maturity of these instruments.

       LONG-TERM DEBT

       The carrying value of the Company's long-term debt approximates the terms in the marketplace at which they could be replaced. Therefore, the fair value approximates the carrying value of these financial instruments.


 (9)   SUBSEQUENT EVENT

       Effective September 30, 1996, the Company was purchased by Intercell Corporation in a stock for stock transaction. Each share of common stock of the Company was exchanged for 277.78 shares of Intercell common stock. In addition, the stockholders of the Company received $800,000 in cash from Intercell.


                              Intercell Corporation

                   Pro Forma Combined Statement of Operations

                                   (Unaudited)




                                               Intercell                    M.C. Davis
                                             ------------       --------------------------------
                                              Year ended        Period ended        Period ended
                                             September 30,      September 30,       December 31,         Pro forma        Pro forma
                                                 1996               1996                1995           adjustments (1)    combined
                                             ------------       ------------        ------------       ---------------    ---------

Net revenue ...........................      $  3,405,000          1,338,000           421,000              --            5,164,000
Cost of sales .........................         2,830,000            925,000           286,000              --            4,041,000
                                             ------------       ------------      ------------      ------------       ------------

              Gross profit ............           575,000            413,000           135,000              --            1,123,000

Selling, general, and
     administrative
     expenses .........................         5,241,000            287,000            81,000           307,000          5,916,000
                                             ------------       ------------      ------------      ------------       ------------

Operating profit (loss) ...............        (4,666,000)           126,000            54,000          (307,000)        (4,793,000)

Interest expense, net .................            87,000              9,000             8,000              --              104,000
                                             ------------       ------------      ------------      ------------       ------------
              Net income (loss) .......      $ (4,753,000)           117,000            46,000          (307,000)        (4,897,000)
                                             ============       ============      ============      ============       ============

              Net loss per share ......                                                                                       (0.41)

Shares used computing per
     share information ................                                                                                  12,057,565
                                                                                                                       ============


See Note to Unaudited Pro Forma Combined Statement of Operations.

                              INTERCELL CORPORATION

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


The following unaudited pro forma combined statement of operations gives effect to the acquisition by Intercell Corporation ("Intercell" or the "Company") of AC Magnetics, Inc. dba M.C. Davis Co., Inc. ("M.C. Davis") in a transaction accounted for by the purchase method. The unaudited pro forma combined statement of operations includes the consolidated statement of operations of Intercell for the year ended September 30, 1996, and M.C. Davis for the twelve months ended September 30, 1996. The twelve months ended September 30, 1996 for M.C. Davis includes the period from January 1, 1996 through September 30, 1996, appearing elsewhere in this Form 8-K, and the three-month period from October 1, 1995 through December 31, 1995. Pro forma adjustments have been made to give effect to the September 30, 1996, acquisition of M.C. Davis as if the acquisition had occurred on October 1, 1995.

The following unaudited pro forma combined statement of operations is not necessarily indicative of the future results of operations of the Company or the results of operations which would have resulted had the Company and M.C. Davis been combined during the period presented. In addition, the pro forma results are not intended to be a projection of future results. The unaudited pro forma combined statement of operations should be read in conjunction with the consolidated financial statements of Intercell and subsidiaries to included in the Annual Report on Form 10-K for the year ended September 30, 1996, which is expected to be filed with the SEC by December 30, 1996, and the consolidated financial statements of M.C. Davis and subsidiary appearing elsewhere in this Form 8-K.

          NOTE TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS


(1)      Pro Forma Adjustments:

         The total purchase price of $1,800,000 has been allocated on a preliminary basis to the net assets acquired based on their relative estimated fair values as follows:

              Current assets                                $      544,000
              Property, plant and equipment                        383,000
              Goodwill and other intangibles                     1,223,000
              Current liabilities assumed                         (293,000)
              Other liabilities assumed                            (57,000)
                                                              ------------

                      Total purchase price                  $    1,800,000
                                                              ============

              Purchase price to be paid in cash             $      800,000
              Fair market value of stock to be issued            1,000,000
                                                              ------------

                                                            $    1,800,000
                                                              ============

         The pro forma adjustments applied to the historical statement of operations to arrive at the pro forma combined statement of operations reflects amortization expense of $262,000 related to goodwill and other intangibles resulting from the acquisition of M.C. Davis over its estimated useful life. The pro forma adjustments also reflect depreciation expenses of $45,000 related to fixed assets acquired in the M.C. Davis acquisition over their estimated useful lives.












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







                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 14, 1996
                                    INTERCELL CORPORATION


                                    /s/ Gordon J. Sales
                                    -------------------------------------
                                    Gordon J. Sales,
                                    President & Chief Executive Officer























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